SECURITIES ACT FILE NO. 333-59745

                              PILGRIM INCOME FUNDS

                        Supplement dated November 1, 2001
                          to the Class A, B, C, M and T
                  Income Funds Prospectus dated August 1, 2001

CHANGE IN INDEX - NATIONAL TAX-EXEMPT BOND FUND

Effective November 1, 2001, the Lehman Bros. Municipal Bond Index will replace the Lehman Bros. Aggregate Bond Index as the appropriate broad-based securities market index for comparing the average annual total returns of the Pilgrim National Tax-Exempt Bond Fund.

The following disclosure replaces the table entitled "Average Annual Total Returns" and the disclosure related to the table on page 7 of the Prospectus:

     The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to several broad measures of market performance -- the Lehman Bros. Municipal Bond Index and the Lehman Bros. Aggregate Bond Index. On November 1, 2001, the Fund changed its comparative index from the Lehman Bros. Aggregate Bond Index to the Lehman Bros. Municipal Bond Index because the Sub-Advisor believes the Lehman Bros. Municipal Bond Index more accurately reflects the Fund's portfolio composition.

     AVERAGE ANNUAL TOTAL RETURNS

                                                           Lehman Bros.       Lehman Bros.
                              Class    Class    Class       Municipal          Aggregate
                               A(2)     B(3)     C(4)    Bond Index(5)(8)   Bond Index(6)(8)
                               ----     ----     ----    ----------------   ----------------

     One year, ended
     December 31, 2000    %   7.44      6.91    10.88          11.69             11.63

     Since inception(7)   %   4.28      4.41     7.93          10.23             10.19

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(2)  Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.

(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.


(5)  The  Lehman  Bros.   Municipal   Bond  Index  is  an  unmanaged   index  of
     approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre re-funded.

(6) The Lehman Bros. Aggregate Bond Index is a widely-recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment-grade, mortgage-backed and corporate debt securities.

(7)  Classes A, B and C commenced operations on November 8, 1999.

(8)  Index return is for period beginning November 1, 1999.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.